Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
4.	DISCONTINUED OPERATIONS

In February 2005, Ivanhoe Mines sold the Savage River Iron Ore Project in Tasmania, Australia for two initial payments totalling $21.5 million, plus a series of five contingent, annual payments that commenced on March 31, 2006. The annual payments are based on annual iron ore pellet tonnes sold and an escalating price formula based on the prevailing annual Nibrasco/JSM pellet price.

In 2010, Ivanhoe Mines received two payments totalling $6.4 million in relation to the fifth annual contingent payment. The original purchaser of the Savage River Project disputed the estimated $22.1 million remaining balance of the fifth annual contingent payment. In 2010, Ivanhoe Mines initiated arbitration proceedings by filing a Request for Arbitration with the ICC International Court of Arbitration. The arbitration hearing was scheduled to occur in December 2011. In November 2011, the parties reached an out-of-court settlement whereby the original purchaser will pay Ivanhoe Mines a reduced balance of $13.0 million by March 31, 2012. Accordingly, Ivanhoe Mines has reduced the carrying value of the contingent receivable as at December 31, 2011 to $13.0 million. The resulting $9.1 million write-down is recognized as a loss from discontinued operations.

To date, Ivanhoe Mines has received $144.4 million in proceeds from the sale.